EQUITY AND NON-CONTROLLING INTERESTS	6 Months Ended
Jun. 30, 2024
Disclosure of classes of share capital [abstract]
EQUITY AND NON-CONTROLLING INTERESTS	EQUITY AND NON-CONTROLLING INTERESTS
Share capital
The aggregate number of shares issued and fully paid up and share capital amounted to 852,809,772 and 303, as of June 30, 2024 and December 31, 2023, respectively.
Authorized shares
Authorized share capital amounted to 395 represented by 1,111,418,599 ordinary shares without nominal value as of June 30, 2024 and December 31, 2023, respectively.
Dividends
On April 30, 2024 at the annual general meeting of shareholders, the shareholders approved the Company’s dividend of $0.50 per share. The dividend amounted to 397 and payment includes two installments; the first installment of 200 was paid on June 12, 2024 and the second one will be settled on December 4, 2024. During the six months ended June 30, 2024, dividend to non-controlling interests amounted to 93 (of which 84 paid as of June 30, 2024).
Share buyback
On May 5, 2023, ArcelorMittal announced the commencement of a new buyback program of up to 85 million shares under the authorization given by the annual general meeting of shareholders of May 2, 2023, to be completed by May 2025. The actual amount of shares that will be repurchased pursuant to this new program will depend on the level of post-dividend free cash flow ("FCF") (calculated as net cash provided by operating activities less purchases of property, plant and equipment and intangibles less dividends paid to non-controlling shareholders) generated over the period (the Company’s defined policy is to return a minimum of 50% of post-dividend annual FCF), the continued authorization by shareholders, and market conditions. At market closure on July 31, 2024, ArcelorMittal had repurchased 65.3 million shares for a total value of €1,523 million (1,652) at an average price per share of €23.33 ($25.31).
The shares acquired under share buy back programs are intended (i) to meet ArcelorMittal’s obligations under debt obligations exchangeable into equity securities (ii) to reduce ArcelorMittal’s share capital, and/or (iii) to meet ArcelorMittal’s obligations arising from employee share programs.
Treasury shares
ArcelorMittal held 67.4 million and 33.5 million treasury shares as of June 30, 2024 and December 31, 2023, respectively.
Non-controlling interests
Following the subscription on May 30, 2024 by the Flemish region of a capital increase in Finocas NV (Belgium), a subsidiary of ArcelorMittal in which it holds a 50% stake, non-controlling interests increased by 68. As from January 1, 2051, the Flemish Region has the right to acquire the 50% interest held in Finocas NV by the Company at a price equivalent to the fair market value of the shares on that date as determined by an independent expert if a capital decrease requested by any of the shareholders is not approved by the general meeting of shareholders.